GuidePath® Conservative Income Fund
Schedule of Investments (Unaudited)
December 31, 2023

Number of Shares		Value
	INVESTMENT COMPANIES - 30.21%
	Domestic Fixed Income Funds - 30.21%
35,410	Invesco Senior Loan ETF (a)	$749,984
17,778	iShares 0-5 Year High Yield Corporate Bond ETF (a)	750,587
24,345	iShares 0-5 Year Investment Grade Corporate Bond ETF	1,197,774
74,334	SPDR Bloomberg Investment Grade Floating Rate ETF	2,273,877
	Total Investment Companies (Cost $4,921,177)	4,972,222

	SHORT TERM INVESTMENTS - 69.95%
	Money Market Funds - 53.49%
8,802,568	JPMorgan U.S. Government Money Market Fund
	Effective Yield, 5.29% (b)(c)	8,802,568
	Total Money Market Funds (Cost $8,802,568)	8,802,568

Principal Amount
	U.S. Treasury Notes - 16.46%
500,000	2.250%, 03/31/2024	496,276
750,000	0.250%, 06/15/2024	733,639
750,000	1.500%, 09/30/2024	731,189
750,000	4.500%, 11/30/2024	747,278
		2,708,382
	Total Short Term Investments (Cost $11,508,368)	11,510,950
Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 8.97%
1,476,405	Mount Vernon Liquid Assets Portfolio, LLC
	Effective Yield, 5.55% (b)	1,476,405
	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $1,476,405)	1,476,405

	Total Investments (Cost $17,905,950) - 109.13%	17,959,577
	Liabilities in Excess of Other Assets - (9.13)%	(1,503,090)
	TOTAL NET ASSETS - 100.00%	$16,456,487

Percentages are stated as a percent of net assets.
(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of December 31, 2023.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.